                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

To the Shareholders of Tesmark, Inc.:

     Notice is  hereby  given  that an Annual  Meeting  of the  Shareholders  of
Tesmark,  Inc., a Nevada  corporation,  (the  "Company") will be held at 2921 N.
Tenaya Way, Suite 208, Las Vegas, NV 89128 on January 19, 2001 at 10:00 a.m. for
the following purposes:

     I.   To amend the Articles of Incorporation changing the corporate name to

               5 G WIRELESS COMMUNICATIONS, INC.

     II.  To elect directors for the ensuing year to serve until the next Annual
          Meeting of Shareholders or until their  successors are duly qualified.
          The  present  Board of  Directors  of the Company  has  nominated  and recommends  FOR the election the following  persons:

                Curtis L. Mearns
                Michael Tan
                Don F. Boudewyn
                Allen Schwabe

     III. To transact such other business as may be properly  brought before the
          Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business December 15, 2000 as the record date of  determination  of shareholders  entitled to notice of and to vote at the Annual  Meeting.  A list of such  shareholders  shall be open to the examination  of any  shareholder  at the Annual  Meeting and for a period of ten days prior to the date of the Annual Meeting at the offices of Tesmark, Inc.

     Accompanying this is a Proxy. Whether or not you expect to be at the Annual
Meeting,  please sign and date the enclosed Proxy and return it promptly. If you plan to attend the Annual Meeting and wish to vote your shares  personally,  you may do so at any time before the Proxy is voted.

     A copy of the Company's  Form 10-KSB for the Fiscal Year ended  December 31,
1999,  and the  Company's  10-QSB  as of  September  30,  2000,  filed  with the
Securities and Exchange Commission, is available to shareholders upon request.

     All shareholders are cordially invited to attend the meeting.

By Order of the Board of Directors

Allen Schwabe
--------------------
Secretary

December 15, 2000
Las Vegas, NV

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

Las Vegas, NV
December 15, 2000

     The  Board  of  Directors  of  Tesmark,  Inc.,  a Nevada  corporation  (the
"Company"  or "TSMK") is  soliciting  the  enclosed  Proxy for use at the Annual
Meeting of  Shareholders  of the  Company to be held on  January  19,  2001 (the
"Annual  Meeting"),  and any adjournments  thereof.  The Company intends to mail this Proxy Statement and  accompanying  proxy card on or about December 15, 2000 to all the shareholders entitled to vote at the Annual Meeting.

     Unless  contrary  instructions  are  indicated  on the  Proxy,  all  shares represented by valid Proxies  received  pursuant to this  solicitation  (and not revoked  before they are voted) will be voted FOR the  Amendment to the Articles of  Incorporation  to change the corporate name to 5 G Wireless  Communications,
Inc.,  FOR the election of the four  nominees for directors  named  heretofor in said notice and attend to any other  business  which maybe  properly come before the Annual Meeting and be submitted to a vote of the shareholders.

     A Proxy many be revoked by written  notice to the  Secretary of the Company at any time  prior to the  Annual  Meeting,  by  executing  a later  Proxy or by attending the Annul Meeting and voting in person.

     The Company will bear the cost of solicitation  of Proxies.  In addition to the use of mails, Proxies may be solicited by personal interview,  telephone, or telegraph, by officers, directors, and other employees of the Company.

     The Company's  mailing address is 2921 N. Tenaya Way, Suite 208, Las Vegas,
NV 89128, which is the address of the Company's offices.

                                     VOTING

     Shareholders  at the close of business on  December  15, 2000 (the  "Record
Date") will be  entitled  to notice of and to vote at the Annual  Meeting or any adjournments thereof.

     As of December  15,  2000,  12,750,510  shares of common  stock,  par value
$.001, of the Company ("Common Stock") were  outstanding,  representing the only voting securities of the Company.  Each share of Common Stock is entitled to one vote.

     Votes cast by Proxy or in person at the Annual  meeting  will be counted by the person  appointed  by the Company to act as  Inspector  of Election  for the
Annual  Meeting.  The  Inspector of Election  will treat shares  represented  by
Proxies that reflect abstentions or include "broker non-votes" do not constitute a vote FOR or AGAINST any matter and thus will be disregarded in the calculation of "votes cast". Any unmarked  Proxies,  including those submitted by brokers or nominees, will be voted FOR the nominees of the Board of Directors.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's  Common Stock as of December 15, 2000, by (I) each of the Company's named executive  officers and directors,  (II) the Company's named executive  officers  and  directors  as a group and (III) each  person (or group affiliated persons) who is known by the Company to own beneficially more that 5%
of the Company's Common Stock.

     The business  address is the same as that of the Company  unless  otherwise indicated.

     For purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance  with the rules of the Securities and Exchange  Commission with respect to securities, regardless of any economic interests therein. Except as otherwise  indicated,  the Company believes that the beneficial owners of the securities  listed below have sole  investment  and voting power with respect to such  shares,  subject  to  community  property  laws where  applicable.  Unless otherwise  indicated,  the business  address for each of the individuals  listed below.

================================================================================
    Officers and Directors          Number of Shares             Percent (1)
                                   Beneficially Owned        Beneficially Owned
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Floyd Robertson                           450                         -
President
4434 W. Fassio Circle
West Valley, UT 84120

--------------------------------------------------------------------------------
Maxine Benedict                         582,750                      5%
Director
3183 Pierce Street
West Valley, UT 84119
--------------------------------------------------------------------------------
Curtis L. Mearns                           0                         0%
Director
#212, 6888 Robson Drive
Richmond, BC V7C5T6
--------------------------------------------------------------------------------
Michael Tan                             225,000                      2%
Director
4 Keng Chin Road
#02-01 Singapore 258707
--------------------------------------------------------------------------------
Linda M. Bryson                          15,000                     .1%
Treasurer
16935 West Bernardo Drive
Suite 232
San Diego, CA 92127
--------------------------------------------------------------------------------
Don F. Boudewyn                               0                       -
Director
5555 Lackner Circle
Richmond, BC V7E6A5
--------------------------------------------------------------------------------
Allen Schwabe                                 0                        -
Secretary
1430 Beach Grove Road
Delta, British Columbia V4I1P2

================================================================================
Management as a Group                   823,200                      7.1%
================================================================================

Other 5% holders
--------------------------------------------------------------------------------
JBF Management, Inc.                   2,050,500                      16%
1412 Augusta Place
Coqoitlam, BC V4C3H3
--------------------------------------------------------------------------------
Glopal Sahota                          2,050,500                      16%
11349 90th South
Delta, BC V4C3H3
--------------------------------------------------------------------------------
Harmanjit Sangha                       2,050,500                      16%
12234 75th Ave
Surrey, BC V5S4M8
--------------------------------------------------------------------------------
FN Stockbrokers, Ltd.                  2,205,000                      17%
Henville Boulding
Charleston Nevis
--------------------------------------------------------------------------------
Cede & Co.                                88,150                       7%
PO Box 22
New York, NY 10276
================================================================================
(1) Based on 12,750,510 shares of common stock outstanding as of December 12, 2000

                                   PROPOSAL I
                   AMENDMENT TO THE ARTICLES OF INCORPORATION

     The  Board of  Directors  recommends  a FOR vote to Amend  Article 1 of the
Articles of Incorporation - Name, changing the corporate name to:

               5 G WIRELESS COMMUNICATIONS, INC.

         Management further recommends the amendment.

                                   PROPOSAL II
                              ELECTION OF OFFICERS

     The Board of  Directors  of the Company has  nominated  and  recommend  FOR election as directors four persons names below, one of whom is currently serving as director of the  Company.  The  enclosed  Proxy will be voted FOR the persons nominated unless otherwise indicated. If any of the nominees should be unable to server and should decline to so do, the discretionary  authority provided in the
Proxy  will be  exercised  by the  present  Board  of  Directors  to vote  foe a substitute ot substitutes to be designated by the Board of Directors.  The Board of Directors  has no reason to believe that any  substitute  nominee or nominees will be required.

     Each shareholder may cast one vote for each share held by him multiplied by the  number of  directors  to be  elected,  but may not cast more votes than the number of shares owned for any candidate and therefore a simple  majority of the shares  represented  and voting will elect all of the directors.  The candidates receiving  the  highest  number of votes,  up to the number of  directors  to be elected, will be elected.

     The Proxy may not be voted for more that four persons.

                         INFORMATION REGARDING NOMINEES

     The  information  set forth below as to each  nominee for Director has been furnished to the Company by the respective nominees.

          Curtis L. Mearns,  42, is the  president of Mearns and  Associates,  a private  investment  banking and  consulting  business.  Mr. Mearns holds a
     Bachelor  of Commerce  degree with a major in Computer  Science and Finance from the University of Alberta.  As well as, he was enrolled in the Masters of Business  Administration,  International Business from the University of
     British  Columbia,  he augmented  his post  graduate  studies in Masters of
     Management  Science,  Information  Engineering.  Mr. Mearns's  professional
     experience   includes   strategic   planning,   strategy,   structure   and
     negotiations   for  merger  and   acquisitions,   business  and  management
     consulting,  business plan preparation,  private and public company process
     documentation,   bank  and  venture  capital  packaging,   identifying  and
     negotiating  joint  ventures,  debt/equity  participation  and closure with
     Capital  Providers.  He has  produced  numerous  systems  including a fully automated  central  clearing  system  for the  B.C.  Central  Credit  Union providing for interprovincial and national  reconciliation of accounts with the Back of Canada's electronic  settlement of accounts system. He was also a Programmer for Alberta Research  Council,  Programmer and Systems Analyst
     for Canadian  Utilities  Limited and Alberta Power Limited and has held the position of VP Sales and Marketing  for VoteX  Systems,  Inc.,  partner and
     Vice President of CEO Capital Group,  the President of Canadian  Integrated
     Project  Resources,  Inc. Mr.  Mearns has traveled  extensively  throughout
     Southeast  Asia,  the Pacific Rim,  Middle East,  Europe and numerous other countries  on various  business  imperatives.  Mr.  Mearns was  appointed a director of Tesmark, Inc., on November 5, 2000.

          Allen  Schwabe,  45, is an  independent  business man and has been the
     President  and CEO of Buellix  Holdings,  Ltd.,  for the last twenty years.
     Buellix is in the automobile  brokerage  business  throughout  Canada.  Mr.
     Schwabe has been a director of Tesmark, Inc., since September 21, 2000.

          Michael Tan, 35, is the presently the President of VOIP Telecom, Inc., and a consultant  for Belair  Enterprises,  Inc. Mr. Tan worked as the Vice
     President for Asia Pacific/APAC  Telecommunications Corp from 1990 to 1996.
     Mr.  Tan was  appointed  to fill a  vacancy  on the Board of  Directors  of
     Tesmark, Inc., on December 7, 2000.

          Don F.  Boudewyn,  37, is currently  an Account  Executive at Celterra
     Vancouver  Ltd.  Mr.  Boudewyn is  responsible  for  managing  the projects involving  rollout and launch of new networks  products and enhancements to the  marketplace.  He is also  responsible  for handling  municipal  access agreements with municipalities and cities throughout Canada. From July 1986 through  October  1998,  Mr.  Boudewyn was a real estate agent at Macdonald
     Westmar Realty.  Mr. Boudewyn holds a Diploma in Marketing  Management from the British Columbia Institute of Technology.  Mr. Boudewyn was appointed a director of Tesmark, Inc., on December 7, 2000.

                     RECOMMENDATON OF THE BOARD OF DIRECTORS

     The Board of Directors  recommends that  shareholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

                                  PROPOSAL III
                                  OTHER MATTERS

     The Board of Directors does not know of any other matter to be presented at the Annual  Meeting which is not listed on the Notice of the Annual  Meeting and discussed  above.  If other  matters  should  properly  come before the meeting;
however,  the  persons  names in the  accompanying  Proxy  will vote  Proxies in accordance with their best judgement.

     The  Company's  Form  10-SB  was filed  with the  Securities  and  Exchange
Commission  in  December  15,  1999.  Additional  information  is  available  to beneficial  owners of Common  Stock of the  Company on the  record  date for the
Annual Meeting of Shareholders.

     A copy of the Company's Form 10-SB and 10Q will be furnished without charge upon receipt of a written request  identifying the person so requesting a report as a shareholder of the Company at such date. Requests should be directed to the
Director of Shareholder relations.

          ALL SHARESHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE
                   ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE

BY ORDER OF THE BOARD OF DIRECTORS

/S/ Allen Schwabe
--------------------------
Allen Schwabe
Secretary

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR ANNUAL MEETING OF SHAREHOLDERS ON JANUARY 19, 2001

The  undersigned  hereby  appoint Allen Schawbe and each and any of them as true and  lawful  agents and  proxies  with full power of  substitution  in each,  to represent the  undersigned  in all matters  coming before the Annual  Meeting of
Shareholders of Tesmark,  Inc., to be held at the office of the Company, 2921 N.
Tenaya Way,  Suite 208, Las Vegas,  NV 89128 at 10:00 AM Pacific Time, on Friday
January 19, 2001, and any adjournments thereof, and to vote as follows:

1.   TO AMEND ARTICLE I OF THE ARTICLES OF INCORPORATION to change the corporate name to: 5 G WIRELESS COMMUNICATIONS, INC.

                  FOR:____ AGAINST:____              ABSTAINED:____

2.   ELECTION OF DIRECTORS

     Nominees: Don F. Boudewyn, Michael Tan, Curtis L. Mearns, Allen Schwabe.

                  _____ VOTE FOR all nominees listed above.

                  _____ VOTE WITHHELD from all nominees listed above.

3.   OTHER  MATTERS  In their  discretion,  to vote  with  respect  to any other matters  that may come  before  the  Meeting  or any  adjournment  thereof, including matters incident to its conduct

                  FOR:____ AGAINST:____              ABSTAINED:____

WHEN PROPERLY  EXECUTED,  THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE
BY THE SHAREHOLDER.  TO THE EXTENT CONTRARY  SPECIFICATIONS  ARE NOT GIVEN, THIS
PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEMS 1 AND 3.

                  PROXY NUMBER                       NUMBER OF SHARES

         ------------------------------      --------------------------------
         PLEASE SIGN EXACTLY AS NAME
         APPEARS BELOW
                                             --------------------------------
                                                     DATED

                                             ---------------------------------
                                             Signature

                                             ---------------------------------
                                             Signature

Joint owners should each sign. Attorneys- in-fact,  administrators,  custodians, partners, or corporation officers should give full titles.

          PLEASE DATE, SIGN, AND RETURN THE ENCLOSED ENVELOPE PROMPLY.